UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue,
New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On July 15, 2008, the Board of Directors of JPMorgan Chase & Co. (“JPMorgan Chase”) approved amendments to the By-laws of JPMorgan Chase (the “Amendments”), effective on July 15, 2008. Section 1.03 of the By-laws was amended to provide notices of annual and special meetings of stockholders to be transmitted to stockholders by any form of electronic transmission (with the consent of the stockholder to the extent required by applicable law). Sections 1.06 and 2.09 of the By-laws were amended to provide that broker nonvotes shall not be counted as shares entitled to vote on a matter before the stockholders. Section 1.07 of the By-laws was amended to provide that the list of stockholders entitled to vote at a meeting of the stockholders may be made available to the stockholders on a reasonably accessible electronic network. Section 1.09 of the By-laws was amended to expand the required disclosure regarding stockholders making proposals for nominations for consideration at an annual meeting to include, among other things, any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares of JPMorgan Chase. Section 1.09 of the By-laws was also amended to provide that if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted. A new Section 1.10 was added to specify the authority of the chairman of meetings of the stockholders with respect to the conduct of such meetings. Section 2.01 of the By-laws was amended to provide that no vote to decrease the number of directors shall shorten the term of any incumbent director. A new Section 2.10 was added to the By-laws to provide that any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing or by electronic transmission. Article VI was amended to add references to uncertificated shares. A new Section 9.06 was added to the By-laws to provide that no amendment of the indemnification provisions of the By-laws can reduce an indemnified person's right to indemnification or advancement of expenses in connection with events that have already taken place. The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the By-laws, as amended, which are attached hereto as Exhibit 3.4 and incorporated by reference herein.

     The information disclosed in Item 8.01 under "Preferred Stock Conversion" is incorporated by reference in this Item 5.03.

Item 8.01. Other Events.

Preferred Stock Conversion

     On July 10, 2008, JPMorgan Chase filed a (i) Certificate of Designations 6.15% Cumulative Preferred Stock, Series E of JPMorgan Chase, (ii) Certificate of Designations 5.72% Cumulative Preferred Stock, Series F of JPMorgan Chase, and (iii) Certificate of Designations 5.49% Cumulative Preferred Stock, Series G of JPMorgan Chase (collectively, the “JPMorgan Chase Preferred Stock”) with the Secretary of State of the State of Delaware. The description of JPMorgan Chase Preferred Stock set forth under the heading “Description of the JPMorgan Chase Mirror Preferred Stock and the Depositary Shares” in the prospectus included in the registration statement on Form S-4 (File No. 333- 152214) filed by JPMorgan Chase with the Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”) is incorporated by reference herein. A copy of the Certificate of Designations 6.15% Cumulative Preferred Stock, Series E of JPMorgan Chase, Certificate of Designations 5.72% Cumulative Preferred Stock, Series F of JPMorgan Chase and Certificate of Designations 5.49% Cumulative Preferred Stock, Series G of JPMorgan Chase are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated by reference herein.

     On June 4, 2008, The Bear Stearns Companies Inc., a direct subsidiary of JPMorgan Chase (“Bear Stearns”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with JPMorgan Chase and BSC Merger Corporation II, a wholly-owned subsidiary of JPMorgan Chase (“Merger Subsidiary”). Pursuant to the Merger Agreement, on July 15, 2008, Merger Subsidiary merged with and into Bear Stearns, with Bear Stearns continuing as the surviving corporation and a subsidiary of JPMorgan Chase (the "Merger"). Pursuant to the terms of the Merger Agreement, at the effective time of the merger, each share of the Bear Stearns 6.15% Cumulative Preferred Stock, Series E, 5.72% Cumulative Preferred Stock, Series F and 5.49% Cumulative Preferred Stock, Series G (collectively, the “Bear Stearns Preferred Stock”) was automatically converted into a newly issued share of JPMorgan Chase Preferred Stock having substantially identical terms to the corresponding series of Bear Stearns Preferred Stock.

     Prior to the Merger, each outstanding share of Bear Stearns Preferred Stock was represented by depositary shares listed on the NYSE Euronext, Inc. (“NYSE”), representing a one-fourth interest in a share of Bear Stearns Preferred Stock. Pursuant to the terms of an Assignment, Assumption and Amendment Agreement, dated as of June 25, 2008, by and among JPMorgan Chase, Bear Stearns and Mellon Investor Services LLC, as Depositary (the “Depositary”), JPMorgan Chase assumed the obligations of Bear Stearns under the respective deposit agreements for each series of Bear Stearns Preferred Stock. A copy of the Assignment Agreement is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     JPMorgan Chase has instructed the Depositary under each of the deposit agreements to treat the shares of JPMorgan Chase Preferred Stock received by it in exchange for shares of Bear Stearns Preferred Stock as newly deposited securities under the applicable deposit agreement. In accordance with the terms of the relevant deposit agreement, the depositary shares now represent a one-fourth interest in a share of the relevant series of JPMorgan Chase Preferred Stock. Such depositary shares will continue to be listed on the NYSE with the following changed names, tickers and CUSIP numbers:

Name	Ticker	CUSIP No.
6.15% Cumulative Preferred Stock, Series E of JPMorgan Chase	JPMPRE	46625H720
5.72% Cumulative Preferred Stock, Series F of JPMorgan Chase	JPMPRF	46625H712
5.49% Cumulative Preferred Stock, Series G of JPMorgan Chase	JPMPRG	46625H696

     The JPMorgan Chase Preferred Stock was registered under the Securities Act pursuant to a registration statement on Form S-4. The JPMorgan Chase Preferred Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 12g-3(a) thereunder.

LLC Conversion

     Effective July 16, 2008, pursuant to the laws of the State of Delaware, Bear Stearns converted its form of organization from that of a Delaware corporation to that of a Delaware limited liability company under the name of The Bear Stearns Companies LLC. The purpose of converting from a corporation to a limited liability company is to enable Bear Stearns to operate its business in a more tax efficient manner. For all purposes of the laws of the State of Delaware, The Bear Stearns Companies LLC is deemed to be the same entity as The Bear Stearns Companies Inc. and the conversion constitutes a continuation of the existence of The Bear Stearns Companies Inc. in the form of a limited liability company.

     Pursuant to Rule 12g-3(a) under the Exchange Act, the following series of outstanding debt securities issued by The Bear Stearns Companies Inc. and listed on the NYSE and American Stock Exchange were deemed, upon the company’s conversion to The Bear Stearns Companies LLC, to be issued by The Bear Stearns Companies LLC and registered under Section 12(b) of the Exchange Act: (i) BearLink Alerian MLP Select Index ETN; (ii) Principal Protected Notes Linked to the S&P 500 Index Due October 2008; (iii) Principal Protected Notes Linked to the Nasdaq-100 Index Due December 2009; (iv) Principal Protected Notes Linked to the S&P 500 Index Due November 2009; (v) Principal Protected Notes Linked to the Dow Jones Industrial Average Due March 2011; and (vi) Medium-Term Notes, Linked to a Basket of Three International Equity Indices Due August 2010. Holders of these debt securities and holders of Bear Stearns’s other outstanding debt securities need not take any action in connection with the conversion. Further, none of Bear Stearns’s outstanding debt securities will be exchanged for new debt securities as a result of the conversion.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Designations 6.15% Cumulative Preferred Stock, Series E of JPMorgan Chase & Co.
3.2	Certificate of Designations 5.72% Cumulative Preferred Stock, Series F of JPMorgan Chase & Co.
3.3	Certificate of Designations 5.49% Cumulative Preferred Stock, Series G of JPMorgan Chase & Co.
3.4	By-laws of JPMorgan Chase & Co., as amended, effective July 15, 2008
99.1	Assignment, Assumption and Amendment Agreement, dated as of June 25, 2008, by and among
JPMorgan Chase & Co., The Bear Stearns Companies Inc. and Mellon Investor Services LLC, as
Depositary.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By: /s/ Anthony J. Horan
Name: Anthony J. Horan
Title: Secretary

Dated: July 16, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designations 6.15% Cumulative Preferred Stock, Series E of JPMorgan Chase & Co.
3.2	Certificate of Designations 5.72% Cumulative Preferred Stock, Series F of JPMorgan Chase & Co.
3.3	Certificate of Designations 5.49% Cumulative Preferred Stock, Series G of JPMorgan Chase & Co.
3.4	By-laws of JPMorgan Chase & Co., as amended, effective July 15, 2008
99.1	Assignment, Assumption and Amendment Agreement, dated as of June 25, 2008, by and among
JPMorgan Chase & Co., The Bear Stearns Companies Inc. and Mellon Investor Services LLC, as
Depositary.